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                                   Exhibit 23

                       SHATSWELL, MACLEOD & COMPANY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS

                                 83 PINE STREET
                     WEST PEABODY, MASSACHUSETTS 01960-3635
                            TELEPHONE (978) 535-0206
                            FACSIMILE (978) 535-9908









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 7, 2002.





                                          /s/ SHATSWELL, MACLEOD & COMPANY, P.C.
                                          SHATSWELL, MACLEOD & COMPANY, P.C.


West Peabody, Massachusetts
March 26, 2002